SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Reports (Date of earliest event reported): June 16, 1998




                             Lynx Therapeutics, Inc.
             (Exact name of registrant as specified in its charter)





          Delaware                          0-22570              94-3161073
(State or other jurisdiction of           (Commission         (I.R.S. Employer
incorporation or organization)            File Number)       Identification No.)


       3832 Bay Center Place
             Hayward, CA                                                94545
(Address of principal executive offices)                              (Zip Code)


                                 (510) 670-9300
              (Registrant's telephone number, including area code)


                                                        Total number of pages: 5
                                                                     Page 1 of 5

Item 5. Other Events

         The Company announced that it is setting up a new department whose object is to identify up to 100,000 polymorphisms by early 1999. Details of this announcement are more fully described in the Press Release filed and attached hereto as Exhibit 99.1 and the Letter to Stockholders filed and attached hereto as Exhibit 99.2.

(a)      Exhibits

         99.1  Press Release dated June 16, 1998.

         99.2  Letter to Stockholders dated June 16, 1998




                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Lynx Therapeutics, Inc.
                                    --------------------------------------------
                                            (Registrant)

June 17, 1998                       /S/ Edward C. Albini
--------------------                --------------------------------------------
    (Date)                          Edward C. Albini
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)